byrna®

LIVE SAFE

INVESTOR PRESENTATION

July 2022

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future or projections by third parties are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward-looking statements expressed or implied in this presentation include our projected market opportunity, expectations related to sales drivers, projected revenue for fiscal 2022, plans and expectations for product development , new product introduction, inventory growth and adequacy, and sales channel expansion, our expectations as to future consumer responses to our product and future sentiment related to gun violence, our ability to penetrate the law enforcement and private security markets and the the associated time frame, including expected deployment in Spokane , the extent to which our strategic acquisitions strengthen our competitive moat, our projected sales breakdown by market channels and product types, our target profit margins, our expected execution of our share repurchase program and our expectations as to the size of the buyback and the value it will create. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or implied in this presentation. Risks that could cause actual results to differ from those anticipated include: recurrence or escalation of recent disruption of production, new product introduction and our ability to build inventory to meet demand and maintain Amazon warehouse and retailer shelf space related to ongoing, extended or new constraints to the supply for any reason including due to the ongoing pandemic, extended export permit delays or air freight disruption that could interfere with delivery of components or shipments out of South Africa where the Company has a production facility and in the United States, or elsewhere, new developments related to existing or new strains or COVID 19 or related events including reinstitution or expansion of curfews or government ordered shutdowns or stay-at-home orders, outbreaks in our facilities or new health and safety protocols, or further increases in rising component and freight costs and availability, any of which could disrupt product development or distribution, or operations of our suppliers and negatively impact prices, production, profit and revenues; our successful design and production of products, including products previously manufactured by third parties that we intend to manufacture in-house; our success in retaining key talent and recruiting in a highly competitive market, our ability to successfully to transition to managing production and sales of multiple product; our successful execution of plans to enter into new and potentially higher volume distribution channels; market response to our existing and new products; any design or production issues that may necessitate a recall or damage our reputation; our competitors' introduction of new products or execution of competing marketing strategies; and changes to our capital, new alternative investment or marketing opportunities, or other economic or market conditions that may lead us to suspend, change or terminate the intended repurchase of up to $30M of our common stock. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance, or achievements may not be indicative of results, performance, or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended . You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2021 for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

BYRNA IS PART OF THE SOLUTION

"Our mission is to save lives by providing both safe and effective non-lethal alternatives to firearms as well as defensive products which can protect civilians and security professionals alike from lethal fire."

Live Safe™

DETERIORATION OF SAFETY AND CIVILITY



K-12 School Shooting Incidents, 1970-2021

An active shooting can take place any time, anywhere



320
148

148 of the 320 students shot on college campuses were shot in mass shootings (three or more people shot at once).

Source: Campus Safety



Number of K-12 school shootings in the United States from 1970 to December 2021

- **5%** increase in homicides 2021 vs. 2020
- **42M** total guns sold in 2021 and 2020
- **13.8 M** guns sold to FIRST TIME buyers in 2021 and 2020
- **460** school shootings in last five years
- **118%** increase in school shootings in 2021 vs 2020

Source: Council on Criminal Justice. NCIS Firearm Checks. Major Cities Chiefs Association, Naval Postgraduate School's Center for Homeland Defense and Security and Small Arms Analytics. Free Range American. Statistica.

BYRNA PRODUCT RANGE


FOX
BAD GUY REPELLENT
BIP

Passive / Less Tactical

Active / More Tactical

EXPANSIVE SELF DEFENSE PLATFORM

BYRNA HANDHELD LAUNCHERS



- Fires kinetic and chemical irritant projectiles using CO_2
- Incapacitates an assailant from a safe standoff distance of up to 60 feet
- No license, background check or waiting period required
- Patented trigger-pull technology
- Easy to use
- Installed User Base: 150,000+ launchers sold since inception
- MSRP: $399

Note: Possession and use may be subject to state or local regulation.

BYRNA SHOULDER FIRED LAUNCHERS



Byrna TCR: Tactical Compact Rifle

- Fires .68 caliber projectiles using 12 gram CO2
- Capable of shooting 17+ rounds at 300 FPS
- MSRP: $699



M4: Tactical Full-Sized Rifle

- Fires .68 caliber projectiles using 88 gram CO2
- Capable of shooting 60 rounds at 325 FPS
- MSRP: $899

Note: Possession and use may be subject to state or local regulation.

BYRNA PROJECTILES

- Full line of .68 caliber projectiles
- Inert, kinetic and chemical irritant versions
- Environmentally friendly Eco-Kinetic round
- Ramping in-house production
- Re-occurring consumable sale
- 500,000 rounds sold / month and growing
- 16% of revenue today


SELF-DEFENSE
Pepper
Max
Kinetic
TRAINING AND RECREATION
Inert
Eco-Kinetic

Note: As of May 31, 2022.

BYRNA 40MM Impact Rounds

- Blunt Impact Projectile (BIP) uses patented collapsible gel head technology
  - Sold IP to Facta Global in July 2022 for future royalty revenue stream
  - Retained exclusive right to sell 40mm in US and South Africa
- Best in class 40MM less lethal round
- Restricted to law enforcement
- Shoots out of 40MM Launcher


40MM
BLUNT IMPACT
PROJECTILE
BIP
S-1000 BIP

BYRNA SHIELD AND BALLISTIPAC

- IIIA Soft, Hard and III+ Rifle Armor
- Focus for School Safety program
- Ballistipac - Features a patented quickdraw system, enabling a front plate carrier to be deployed using one hand
- Contains front and back Byrna Shield Armor Plates
- MSRP: $149 (Byrna Shield) and $339 (Byrna Ballistipac)





BYRNA SELF DEFENSE SPRAYS

- Acquisition of Fox Labs portfolio of aerosol spray products
- Fills void in Byrna's continuum of force
- Softer product category than launchers but active protection compared to Byrna Banshee
- Will be marketed to over 225,000 members of Byrna nation across all sales channels
- Adds another product in the entry-level price point for consumers


FOX


BAD GUY
REPELLENT
INCAPACITATES ON CONTACT
MAX INTENSITY: TEAR GAS+PEPPER
GIVE THEM HELL
MILITARY STRENGTH
SKIN-MARKING TECHNOLOGY
ALL-ANGLE SPRAY SPOUT
GOING CHEAP CAN BE COSTLY
BAD GUY REPELLENT
PREPARED TO DEFEND
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BYRNA BANSHEE

- Personal Safety Alarm that emits 130db siren when pulled
- Comfortable entry-level price point for consumers
- Softer product category than launchers -> introduction to Byrna brand
- Approximately 20,000 units sold since August 2021 launch
- MSRP: $30


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BYRNA ACCESSORIES

- 13% of revenue
- Retargeting and follow up campaigns to installed user base
- Continuing to source and develop additional accessories to complement core products:
  - 7-round magazine ($30 MSRP)
  - Magazine Defender ($30 MSRP)
  - Sudecon Decontamination Packs ($15 MSRP)


INTRODUCING BYRNA MAG DEFENDERS.
MSRP: $29.99


THE SD EVERYDAY CARRY STARTER KIT.
ENTRY-LEVEL PRICE.
HIGH-LEVEL PROTECTION.


YOUR WISH IS OUR COMMAND.
THE 7-RD MAGAZINE IS HERE. ADDED SHOT CAPACITY IS EVERYTHING.
MSRP: $29.99


SOOTHE THE PAIN WITH SUDECON.
Sudecon
MSRP: $14.99


BYRNA IS ALWAYS AT YOUR SIDE.
BYRNA WAISTBAND HOLSTER

Note: As of May 31, 2022.

US CONSUMER MARKET OPPORTUNITY

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US Consumer Market
204M Potential Customers Out Of 255M Adults
Non-Gun Owners
Estimated 80% Open to Byrna 138M Adults
Gun Owners
Estimated 80% Open to Byrna 66M Adults
111,000 E-Commerce Customers To Date
35M
Socially responsible self protection tool
Familiar look and feel of a firearm
16M

Note: Byrna estimates that approximately 80% of US adults would consider purchasing Byrna products.

US LAW ENFORCEMENT
MARKET OPPORTUNITY

- Focus on generating credibility in the law enforcement (LE) community
- 147 agencies trained through our T3 program
- Early adopters include both federal and state agencies such as the ATF and Spokane County
- Go to market strategy: through T3 training and LE specific dealers and distributors


DEPUTIES TRAIN WITH NON-LETHAL WEAPONS
ATF
POLICE
Daytona Beach

SOUTH AFRICA
MARKET OPPORTUNITY

- Second home market – local manufacturing factory in Pretoria
- Local regulations require strict licensing for firearms
- Addressable Markets:
  - Taxi Drivers – 1.2mm
  - Private Security Guards - 1mm
  - Outdoors Retail Stores

CANADA AND INTERNATIONAL MARKET OPPORTUNITY

- Recent orders from Argentina, France, South Korea, Poland and Chile
- Large Tenders
- Longer sales process (exports, etc) but significantly larger orders
  - Indonesia ($1mm initial purchase order)
  - Argentina ($400k initial purchase order)
- Untapped markets where countries are looking to upgrade existing less lethal options (e.g. 12 gauge bean bag, tasers, pepper spray)

SCHOOL SAFETY
MARKET OPPORTUNITY

- Andy Pollack leading school safety effort
- Byrna Shield for students, adults for personal protection
- Byrna Ballistipac for School Resource Officers (SRO) and Law Enforcement
- Market more broadly to larger audience – e.g. those unwilling to carry a weapon



Note: External link to https://www.youtube.com/watch?v=Om0RWr2kCUA (BYRNA SHIELD | ANDY POLLACK – YouTube)

EXPANSION OF SALES CHANNELS

E-COMMERCE

amazon

OPTICS PLANET.COM

DEALERS AND DISTRIBUTORS

Bass Pro Shops

SCHEELS

SPORTSMAN'S WAREHOUSE

BIG ROCK SPORTS

BI-MART

DAVIDSON'S

LIPSEY'S GUNS.COM

BYRNA EXPERIENCE

Retail Store in Las Vegas


30%
NON-LETHAL PROTECTION
BYRNA.COM
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Sales % Breakdown by Market Channel

	Q2 2022	Target
E-Commerce (byrna.com)	50%	40%
E-Commerce (Amazon)	10%	20%
Dealer / Distributor	16%	20%
International	23%	15%
Law Enforcement / Private Security / Schools	1%	5%
Total	100%	100%

Note: Current reflects data for quarter ending May 31, 2022.

RAZOR / RAZOR BLADE BUSINESS MODEL

- Launchers drive consumable sales
- Recommendations from Byrna Nation
- Robust level of repeat orders
- Installed base likely to upgrade


LAUNCHERS
VIRTUOUS
CYCLE
PROJECTILES
ACCESSORIES

COMPELLING GROWTH PROFILE

Annual Revenue

($ in millions)


36%
y/y growth
(at midpoint)
$55-$60
154%
y/y growth
$42.2
$16.6
$0.9
FY19
FY20
FY21
FY22
Guidance

Growth Strategy

Leverage the Byrna brand

- New Products
- New Channels
- New Markets
- Strategic Acquisitions

REVENUE GROWTH – EXCLUDING HANNITY



Annual Revenue Excluding Hannity Mentions
($ in millions)
$0.9
$7.0
371%
y/y growth
$33.0
74%
y/y growth
(at midpoint)
$55-$60
FY19
FY20
FY21
FY22 Guidance

Gross Profit Margin / EBITDA Margin

	2020	2021	Target
Gross Profit %	45%	54%	60 - 65%
Adj. EBITDA	N/A	3%	30%

Note: . See appendix for a reconciliation of GAAP comprehensive income to adjusted EBITDA and definition of adjusted EBITDA

NEW PRODUCT INNOVATION

Handheld Launchers



LE: SWAT / ERT



PE: High End Conceal Carry

Shoulder-Fired Launchers



PAL: Pump Action Shotgun

12 – Gauge Non Lethal Rounds

- Utilizes patented fin-tailed technology, enabling accuracy beyond 100 feet
- .61 caliber round ball + filled fin section provides more payload delivery compared to .68 caliber ball projectile
- Inert, kinetic and chemical irritant versions under development
- Taps into established base of 100M shotguns in the US



STRATEGIC ACQUISITIONS

Mission Less Lethal



- Acquired Mission Less Lethal assets in May 2021
- Leader in non-lethal, shoulder-fired rifles
- Full suite of products necessary for Law Enforcement
- IP portfolio strengthens competitive moat

Byrna Shield



- Acquired assets of Ballistipax® in August 2021
- Single-handed, rapidly-deployable bulletproof backpacks
- Offered under "Byrna Shield" product name in three configurations.
- Included in school safety offering and training program

Fox Labs


FOX

- Acquired assets of Fox Labs International in May 2022
- Best-in-class formulation
- Primarily catering to law enforcement
- Allows Byrna to immediately enter the chemical aerosol sprays market

M&A Focus

- **Smaller Undercapitalized Companies**
- **Natural Fit with Byrna's Mission and Customer Base**
- **Cottage Industry in Less Lethal – Roll Up Opportunities**
- **Minimal Drain on Management Resources (Stable EBITDA)**

FINANCIAL POSITION

($ in thousands)	As of May 31, 2022 (unaudited)
Cash	$25,847
Inventory	$13,468
Receivables	$2,549
Debt	$0
Treasury Shares	1,779,958

- $10 M share repurchase completed in March – Additional $5 million repurchase completed in May
- No need to access public markets to execute plan

INVESTMENT THESIS

- Byrna Undervalued Relative to Peers on Comparable Metrics
  - EV / FY22E Sales:
    - BYRN: 2.9x
    - AXON: 5.8x
    - WRAP: 5.3x
  - FY21A Gross Margins:
    - BYRN: 54.2%
    - AXON: 62.7%
    - WRAP: 25.8%
  - FY19-FY22E Rev. CAGR:
    - BYRN: 291%
    - AXON: 27%
    - WRAP: 141%
- Right Product For The Times
  - *Reduce gun violence*
  - *Increase safety*
- Enormous Total Addressable Market
  - *Civilians, Law Enforcement, Schools, International*
- Robust Product Development Pipeline
  - *Byrna is the place for all things "Personal Self-defense"*
- Expanding Sales Channels
  - *3rd party E-Commerce (Amazon.com / OpticsPlanet)*
  - *Brick & Mortar / Experiences*

Note: As of July 11, 2022. Based on Wall Street research estimates. EV calculated as Market Capitalization + Net Debt.

EXPANDED MANAGEMENT TEAM
TO SUPPORT GROWTH



Bryan Ganz
CEO, President & Chairman
30+ years experience



Brian Terando
VP of Production and Supply Chain
30+ years experience



David North
Chief Financial Officer
30+ years experience



Luan Pham
Chief Marketing & Revenue Officer
25+ years experience



Lisa Wager
Corporate Secretary
20+ years experience



Michael Wager
Chief Strategy Officer
30+ years experience



André Buys
Chief Technology Officer
15+ years experience



Sandra Driscoll
Chief People Officer
20+ years experience



Victor Eng
Chief of Staff
8+ years experience

From **10** employees in Jan 2019 to **157** in February 2022

ADJUSTED EBITDA RECONCILIATION

($ in thousands)	FY20	FY21
GAAP Comprehensive income (loss)	**($12,487)**	**$(3,327)**
Net interest expense	233	34
Income tax provision	293	(160)
Depreciation and amortization expense	242	487
Stock-based compensation expense	1,252	3,150
Severance expense	-	1,300
Accretion of debt discounts	755	-
Forgiveness of PPP loan	-	(190)
Loss on extinguishment of debt	6,027	-
Warrant inducement expense	845	-
Change in fair value of derivative liabilities	-	-
Other financing costs	-	14
Adjusted EBITDA	**($2,840)**	**$1,308**

Note: Adjusted EBITDA is a non-GAAP financial measure and does not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP. Our adjusted EBITDA measure eliminates potential differences in performance caused by variations in capital structures (affecting finance costs), tax positions, the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). We also exclude certain one-time and non-cash costs.